                                                                    EXHIBIT 10.5

                                BARCLAYS CAPITAL

To:      Madison Energy France S.C.S.
         (formerly Madison/Chart Energy S.C.S.) ("MEF")
         (the "BORROWERS' AGENT")

To:      Madison Oil Company Europe ("MOCE")
         Madison Oil France S.A. ("MOF")
         Madison Energy France S.C.S.
         (the "BORROWERS")

To:      Madison Oil Company ("MOC")
         Madison Petroleum Inc. ("MPI")
         Madison Oil Company Europe
         Madison Oil France S.A.
         Madison Energy France S.C.S.
         Madison (Turkey) Inc ("MADISON TURKEY")
         Madison Oil Turkey Inc ("MOTI")
         (the "GUARANTORS")

To:      Toreador Resources Corporation
         ("TOREADOR")

                                                                  19th May, 2003

Dear Sirs,

                              SETTLEMENT FEE LETTER

This is the Settlement Fee Letter, referred to in the waiver letter dated 19th May, 2003 (the "MAY WAIVER LETTER"), between those parties listed above and the Arranger and Technical Agent, as those terms are referred to in the credit agreement dated 30th March, 2001 (the "CREDIT AGREEMENT"). This Settlement Fee Letter sets out the amount and due dates of certain settlement fees to be paid to the Arranger on the Settlement Date.

In this letter, terms defined or used in the Credit Agreement and the May Waiver Letter have the same meanings as in the Credit Agreement and the May Waiver Letter and:

"ARRANGEMENT FEE LETTER" means the Fee Letter dated 30th March, 2001 between MEF and the Arranger setting out the amount and due dates of the fees to be paid to the Arranger under Clause 22.1 (Fees) of the Credit Agreement, as amended from time to time.

"SECURED LIABILITIES" means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any capacity whatsoever) under the Finance Documents (excluding any payments under the Arrangement Fee Letter, the Technical Agent's Fee Letter, the Supplemental Fee Letter and the Warrant Buyback Letter).

"SETTLEMENT DATE" means the date on which the Facility Agent receives payment in settlement of the Secured Liabilities.

"SUPPLEMENTAL FEE LETTER" means the Fee Letter dated 30th March, 2001 between MEF and the Arranger setting out the amount and due dates of certain supplementary fees to be paid to the Arranger under Clause 22.1 of the Credit Agreement, as amended from time to time.

"TECHNICAL AGENT'S FEE LETTER" means the Fee Letter dated 20th March, 2001 between MEF and the Technical Agent setting out the amount and due dates of the fees to be paid to the Technical Agent under Clause 22.1(Fees) of the Credit Agreement, as amended from time to time.

"WARRANT BUYBACK LETTER" means the letter dated on or about the date of this letter in relation to the purchase of the Warrants by Toreador.

1.       SETTLEMENT AMOUNTS

Subject to paragraph 3 below, immediately upon payment in full to the Facility Agent of the Secured Liabilities on the Settlement Date, the parties above agree to pay the Arranger and the Technical Bank the following amounts:

         (a) in relation to the Arrangement Fee Letter, an amount of $296,000;

         (b) in relation to the Technical Agent's Fee Letter, an amount of $444,000; and

         (c) in relation to the Supplemental Fee Letter, an amount of $185,000,

         together the "SETTLEMENT AMOUNTS"

2.       TERMINATION OF FEE LETTERS

Upon receipt of the Settlement Amounts into the account detailed in paragraph 5 below, and subject always to paragraph 3 below, the Arranger and Technical Agent confirm the Arrangement Fee Letter, the Technical Agent's Fee Letter and the Supplemental Fee Letter will be terminated.

3.       CONTINUATION OF FEE LETTERS

Notwithstanding the provisions of paragraphs 1 and 2 above, if there is no payment of the Secured Liabilities and the Settlement Amounts, then the terms of Arrangement Fee Letter, the Technical Agent's Fee Letter and the Supplemental Fee Letter shall remain in full force and effect.

4.       REFUND OF CERTAIN PAYMENTS

On receipt of the Settlement Amounts referred to in paragraph 1 above by the Arranger and the Technical Agent on the Settlement Date, the Arranger and Technical Agent agree to refund any quarterly payments received by them under the Fee Letters between the date of this letter and the Settlement Date.

5.       PAYMENTS

All payments under this letter shall be made in Dollars to such bank account as the Arranger may specify from time to time, which shall be the following until further notice:

Barclays Bank PLC
75 Wall Street
New York
SWIFT Address

BARC US 33

Account:                   GSU re Agency Loans
Account Number:            050036211
ABA Number:                026002574
Reference:                 GSU/Madison Fee Settlement.

6.       RELEASE UNDER THE SECURITY DOCUMENTS

For the avoidance of doubt and in accordance with the terms of the Security Documents, notwithstanding the payment of the Secured Liabilities in accordance with paragraph 1 above, the Facility Agent will not be obliged to release any of the security under the Security Documents until it has received payment of the Settlement Amounts and the amounts due under the Warrant Buyback Letter.

7.       CREDIT AGREEMENT

The terms of the Credit Agreement (and in particular Clauses 9.3, 10.5, 10.6, 11, 22.3, 23, 25, 27.3, 30, 32, 35) shall apply in respect of this Settlement Fee Letter (except to the extent inconsistent with the terms of this letter) regardless of whether any Loan or other amount is still outstanding, or any Commitment is still in force, under the Credit Agreement;

8.       DESIGNATION AS A FINANCE DOCUMENT

This letter is a Finance Document.

9.       GOVERNING LAW

This Settlement Fee Letter is governed by English law.

Please countersign this letter (or a copy of it) where marked below to confirm your agreement to its terms.

Yours faithfully,

/s/ STEVEN FUNNELL

For and on behalf of
BARCLAYS BANK PLC

acting through its investment banking division
BARCLAYS CAPITAL

We agree to the above:

We agree with the above.

BORROWERS' AGENT

/s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON ENERGY FRANCE S.C.S.
Date: May 19, 2003

BORROWERS

/s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON OIL COMPANY EUROPE
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON OIL FRANCE S.A.
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON ENERGY FRANCE S.C.S.
Date: May 19, 2003

GUARANTORS

/s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON OIL COMPANY
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON PETROLEUM INC
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON OIL COMPANY EUROPE
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON OIL FRANCE S.A.
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON ENERGY FRANCE S.C.S.
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON (TURKEY) INC
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON OIL TURKEY INC
Date: May 19, 2003

TOREADOR

/s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF TOREADOR RESOURCES CORPORATION
Date: May 19, 2003